Exhibit 21.1

Dell Technologies Inc. Subsidiary List

Company Name	Country
Bracknell Boulevard (Block C) LLC	USA
Bracknell Boulevard (Block D) LLC	USA
Branch of Dell Free Zone Company LLC	Saudi Arabia
Branch office of foreign company Dell Emerging Markets (EMEA) Limited United Kingdom – Branch Office Skopje	North Macedonia
Dataloop Information Technology Consultancy - Sole Proprietorship L.L.C.	United Arab Emirates
Dataloop Ltd.	Israel
DCC Executive Security Inc.	USA
Dell (Chengdu) Company Limited	China
Dell (China) Company Limited	China
Dell (China) Company Limited - Beijing Branch 戴尔（中国）有限公司北京分公司	China
Dell (China) Company Limited - Beijing Information Technology Branch	China
Dell (China) Company Limited - Dalian Branch	China
Dell (China) Company Limited - Guangzhou Branch	China
Dell (China) Company Limited - Hangzhou Branch	China
Dell (China) Company Limited - Jinan Branch	China
Dell (China) Company Limited - Nanjing Branch	China
Dell (China) Company Limited - Shanghai Branch	China
Dell (China) Company Limited - Shenyang Branch	China
Dell (China) Company Limited - Shenzhen Branch	China
Dell (China) Company Limited - Wuhan Branch	China
Dell (China) Company Limited - Xian Branch	China
Dell (Xiamen) Company Limited	China
Dell (Xiamen) Company Limited - Dalian Branch	China
Dell A/S	Denmark
Dell Aktiebolag	Sweden
Dell America Latina Corp.	USA
Dell America Latina Corp., Sucursal Argentina	Argentina
Dell AS	Norway
Dell Asia Holdings Pte. Ltd.	Singapore
Dell Asia Pacific Sdn. Bhd.	Malaysia
Dell Asset Revolving Trust-B	USA
Dell Asset Syndication L.L.C.	USA
Dell Australia Pty Limited	Australia
Dell B.V.	Netherlands
Dell B.V. SUPERVISORY BOARD	Netherlands
Dell B.V., Taiwan Branch	Taiwan
Dell Bank International Designated Activity Company	Ireland
Dell Bank International Designated Activity Company, Sucursal en España	Spain
Dell Canada Inc.	Canada
Dell Catalog Sales LP Representative Office	Philippines

Exhibit 21.1

Company Name	Country
Dell Colombia Inc.	USA
Dell Colombia Inc. - COLOMBIA BRANCH	Colombia
Dell Computadores do Brasil - Fortaleza Branch	Brazil
Dell Computadores do Brasil - Hortolandia/SP Branch (A)	Brazil
Dell Computadores do Brasil - Hortolandia/SP Branch (B)	Brazil
Dell Computadores do Brasil - Rio de Janeiro Branch	Brazil
Dell Computadores do Brasil - Sao Paulo Branch (Barueri - Alameda Rio Negro)	Brazil
Dell Computadores do Brasil - Sao Paulo Branch (Cajamar)	Brazil
Dell Computadores do Brasil - Sao Paulo Branch (Rua Verbo Divino)	Brazil
Dell Computadores do Brasil - São Paulo Branch (Santana do Parnaíba)	Brazil
Dell Computadores do Brasil Ltda.	Brazil
Dell Computer (Pty) Limited	South Africa
Dell Computer de Chile Ltda.	Chile
Dell Computer Holdings L.P.	USA
Dell Computer, S.A.U.	Spain
DELL Computer, spol. s r.o.	Czechia
Dell Conduit Funding-B L.L.C.	USA
Dell Corporation (Thailand) Co., Ltd.	Thailand
Dell Corporation Limited	United Kingdom
Dell Costa Rica SA	Costa Rica
Dell Depositor L.L.C.	USA
Dell DFS Corporation	USA
Dell DFS Holdings L.L.C.	USA
Dell El Salvador, Limitada	El Salvador
Dell Emerging Markets (EMEA) Limited	Tunisia
Dell Emerging Markets (EMEA) Limited	United Kingdom
Dell Emerging Markets (EMEA) Limited	Jordan
Dell Emerging Markets (EMEA) Limited (Kazakhstan Representative Office)	Kazakhstan
Dell Emerging Markets (EMEA) Limited (Kenya Branch)	Kenya
Dell Emerging Markets (EMEA) Limited - Representative Office	Lebanon
DELL EMERGING MARKETS (EMEA) LIMITED za usluge, Podružnica Zagreb	Croatia
Dell Equipment Finance Trust 2023-1	USA
Dell Equipment Finance Trust 2023-2	USA
Dell Equipment Finance Trust 2023-3	USA
Dell Equipment Finance Trust 2024-1	USA
Dell Equipment Finance Trust 2024-2	USA
Dell Equipment Finance Trust 2025-1	USA
Dell Equipment Finance Trust 2025-2	USA
Dell Equipment Funding L.P.	USA
Dell Equipment GP L.L.C.	USA
Dell Federal Systems Corporation	USA
Dell Federal Systems GP L.L.C.	USA
Dell Federal Systems L.P.	USA
Dell Federal Systems LP L.L.C.	USA

Exhibit 21.1

Company Name	Country
Dell Financial Services Canada Limited	Canada
Dell Financial Services Holding Pty Ltd	Australia
Dell Financial Services International Ireland Designated Activity Company	Ireland
Dell Financial Services L.L.C.	USA
Dell Financial Services Pte. Ltd.	Singapore
Dell Financial Services Pty Ltd	Australia
Dell Financial Services Pty Ltd (Registered overseas ASIC company)	New Zealand
Dell FZ-LLC	United Arab Emirates
Dell FZ-LLC - Abu Dhabi Branch	United Arab Emirates
Dell FZ-LLC - BAHRAIN BRANCH	Bahrain
Dell FZ-LLC - Qatar Branch	Qatar
DELL Gesellschaft mbH	Austria
Dell Global B.V.	Netherlands
Dell Global B.V. (Singapore Branch)	Singapore
Dell Global B.V. - Bangladesh Liaison Office	Bangladesh
Dell Global B.V. - Philippines Representative Office	Philippines
Dell Global B.V. - Sri Lanka Liaison / Representative Office	Sri Lanka
Dell Global Business Center Sdn. Bhd.	Malaysia
Dell Global Holdings I LP	USA
Dell Global Holdings III B.V.	Netherlands
Dell Global Holdings XV L.L.C.	USA
Dell Global Holdings XVI L.L.C.	USA
Dell Global Holdings XVII LLC	USA
Dell Global Holdings XVIII LLC	USA
Dell Global Pte. Ltd.	Singapore
Dell GmbH	Germany
Dell Guatemala, Ltda.	Guatemala
Dell Hong Kong Limited	Hong Kong SAR China
Dell Hungary Technology Solutions Trade LLC	Hungary
Dell III - Comercio de Computadores, Unipessoal Lda	Portugal
Dell Inc.	USA
Dell International Finance LLC	USA
Dell International Holdings Kft	Hungary
Dell International Holdings Limited	United Kingdom
Dell International Holdings VIII B.V.	Netherlands
Dell International Inc. (Korea)	South Korea
Dell International L.L.C.	USA
Dell International Services India Private Limited	India
Dell International Services Philippines, Inc.	Philippines
Dell Latinoamerica, S. de R.L.	Panama
Dell Leasing Mexico S. de RL de C.V.	Mexico
Dell LLC	Russia

Exhibit 21.1

Company Name	Country
Dell Marketing Corporation	USA
Dell Marketing GP L.L.C.	USA
Dell Marketing L.P.	USA
Dell Marketing LP L.L.C.	USA
Dell Mexico S.A. de C.V.	Mexico
Dell Morocco SAS	Morocco
Dell New Zealand Limited	New Zealand
Dell NV	Belgium
Dell Panama S de RL	Panama
Dell Peru S.A.C.	Peru
Dell Procurement (Xiamen) Company Limited	China
Dell Procurement (Xiamen) Company Limited - Shanghai Branch	China
Dell Procurement (Xiamen) Company Limited - Shenzhen Branch	China
Dell Product and Process Innovation Services Corp.	USA
Dell Products (Poland) Sp.z.o.o.	Poland
Dell Products Corporation	USA
Dell Products GP L.L.C.	USA
Dell Products L.P.	USA
Dell Products LP L.L.C.	USA
Dell Products Unlimited Company	Ireland
Dell Products Unlimited Company Eesti filiaal	Estonia
Dell PS Limited	United Arab Emirates
Dell Puerto Rico Corp.	USA
Dell Revolver Company L.P.	USA
Dell Revolver GP L.L.C.	USA
Dell Revolving Transferor L.L.C.	USA
Dell S.p.A.	Italy
Dell s.r.o.	Slovakia
Dell S.à r.l	Luxembourg
Dell SA	Switzerland
Dell SAS	Morocco
Dell SAS	France
Dell Services (China) Company Limited	China
Dell Soluzioni Finanziarie S.r.l.	Italy
Dell Sp. z o.o.	Poland
Dell Systems TSI (Hungary) Likviditásmenedzsment Korlátolt Felelısségő Társaság	Hungary
Dell Taiwan B.V.	Netherlands
Dell Taiwan B.V., Taiwan Branch	Taiwan
Dell Technologies and Solutions L.L.C – OPC	United Arab Emirates
Dell Technologies Bulgaria EOOD	Bulgaria
Dell Technologies Capital, LLC	USA
Dell Technologies d.o.o. Beograd	Serbia

Exhibit 21.1

Company Name	Country
Dell Technologies DFS Holdings Limited	United Kingdom
Dell Technologies Egypt Limited	Egypt
Dell Technologies Inc.	USA
Dell Technologies Japan Inc.	Japan
Dell Technologies Kazakhstan and Central Asia LLP	Kazakhstan
Dell Technologies Lithuania UAB	Lithuania
Dell Technologies Pakistan (Private) Limited	Pakistan
Dell Technologies Philippines Inc.	Philippines
Dell Technologies Regional Headquarter Company	Saudi Arabia
Dell Technologies Single Shareholder Limited Liability Company	Saudi Arabia
Dell Technologies SLO, spremljajoče marketinške storitve, d.o.o.	Slovenia
Dell Technology & Solutions Israel Ltd	Israel
Dell Technology & Solutions Nigeria Limited	Nigeria
Dell Technology and Solutions LLC	Qatar
Dell Technology Products And Services Single Member S.A.	Greece
Dell Technology S.R.L.	Romania
Dell Teknoloji Limited Sirketi	Turkey
Dell Teknoloji Limited Sirketi - Ankara Branch	Turkey
Dell Trading (Kunshan) Company Limited	China
Dell UK Group Pension Scheme 2018	United Kingdom
Dell USA Corporation	USA
Dell USA GP L.L.C.	USA
Dell USA L.P.	USA
Dell USA LP L.L.C.	USA
Dell Vietnam Company Limited	Vietnam
Dell Vietnam Company Limited – Hanoi Branch	Vietnam
Dell World Trade Corporation	USA
Dell World Trade GP L.L.C.	USA
Dell World Trade L.P.	USA
Dell World Trade LP L.L.C.	USA
Denali Intermediate Inc.	USA
DFS B.V.	Netherlands
ECM Software Group Limited	Cyprus
EMC (Benelux) B.V.	Netherlands
EMC Australia Pty Limited	Australia
EMC Computer Systems	Qatar
EMC Computer Systems (China) Co., Ltd.	China
EMC Computer Systems (Malaysia) Sdn. Bhd.	Malaysia
EMC Computer Systems (South Asia) Pte. Ltd.	Singapore
EMC Computer Systems Austria GmbH	Austria
EMC Computer Systems Austria GmbH (“Rep Office in Egypt”)	Egypt
EMC Computer Systems Austria GmbH - Abu Dhabi	United Arab Emirates

Exhibit 21.1

Company Name	Country
EMC Computer Systems Mexico, S.A. de CV	Mexico
EMC Corporation	USA
EMC Egypt Service Center Limited	Egypt
EMC Equity Assets LLC	USA
EMC Europe Limited	United Kingdom
EMC Global Holdings Company	USA
EMC Global Holdings Company (Foreign company registered in Australia)	Australia
EMC Information Systems (Thailand) Limited	Thailand
EMC Information Systems International Unlimited Company	Ireland
EMC Information Systems Management Limited	Ireland
EMC Information Systems Management Limited, German Branch	Germany
EMC Information Systems Nigeria Limited	Nigeria
EMC Information Technology Research & Development (Beijing) Co., Ltd.	China
EMC Information Technology Research & Development (Chengdu) Co., Ltd.	China
EMC Information Technology Research & Development (Shanghai) Co., Ltd.	China
EMC International Unlimited Company	Ireland
EMC IP Holding Company LLC	USA
EMC Ireland Holdings Unlimited Company	Ireland
EMC Israel Advanced Information Technologies Ltd.	Israel
EMC Middle East	United Arab Emirates
EMC St. Petersburg Development Centre	Russia
LLC Dell Ukraine	Ukraine
LLC “EMC Information Systems Ukraine”	Ukraine
NBT Investment Partners LLC	USA
Newfound Investment Partners LLC	USA
Oy Dell Ab	Finland
PT Dell Indonesia	Indonesia
Representative Office of "Dell Emerging Markets (EMEA) Limited" in the Republic of Azerbaijan	Azerbaijan
ScaleIO LLC	USA
Sichuan An Cheng Security Technology Company	China
The Representative Office of Dell Global B.V. in Hanoi City	Vietnam
The Representative Office of Dell Global B.V. in Ho Chi Minh City	Vietnam
The Representative Office of EMC Computer Systems (South Asia) Pte. Ltd. in Ho Chi Minh City	Vietnam
Virtustream Cloud Services Ireland Unlimited Company	Ireland
Virtustream Germany GmbH	Germany
Virtustream Ireland Limited	Ireland
Virtustream Limited	Jersey
Virtustream Switzerland Sàrl, en liquidation	Switzerland
Virtustream UK Limited	United Kingdom